POWER OF ATTORNEY


          WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                          AND THE FORM 10-K




Know all men by these presents that Peter H. Heckman whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Glenbrook Life and Annuity Company and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 25, 1998
-------------------------------
Date


/s/ PETER H. HECKMAN
-------------------------------
Peter H. Heckman
President and Chief Operating Officer

                            POWER OF ATTORNEY


             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                            AND THE FORM 10-K




Know all men by these presents that Kevin R. Slawin whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Glenbrook Life and Annuity Company and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 26, 1998
-------------------------------
Date


/s/ KEVIN R. SLAWIN
-------------------------------
Kevin R. Slawin
Vice President and Director

                               POWER OF ATTORNEY


             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               AND THE FORM 10-K




Know all men by these presents that Keith A. Hauschildt whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Glenbrook Life and Annuity Company and to file the same,with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 25, 1998
-------------------------------
Date


/s/ KEITH A. HAUSCHILDT
-------------------------------
Keith A. Hauschildt
Assistant Vice President and Controller